UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01525

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

(Exact name of Registrant as specified in charter)

3100 Sanders Road, Suite J5B

Northbrook, IL 60062

(Address of principal executive offices)

Director of Illinois

Department of Insurance

320 West Washington Street

Springfield, IL 62767

(Name and address of agent for service)

Registrant’s telephone number, including area code: (847) 402-5000

Date of fiscal year end: December 31

Date of reporting period: January 31, 2007 - December 31, 2007

Item 1.	Reports to Stockholders.

Annual Report

December 31, 2007

Board of Managers

Separate Account B:

David G. Fussell, Chairman

H. Grant Law, Jr.

Henry E. Blaine

PRINCIPAL OFFICERS OF

ALLSTATE ASSURANCE COMPANY

James E. Hohmann, Chairman of the Board, President

and Chief Executive Officer

Douglas B. Welch, Vice President

Michael J. Velotta, General Counsel and Secretary

John C. Lounds, Senior Vice President

John C. Pintozzi, Senior Vice President and Chief Financial Officer

Steven C. Verney, Treasurer

Samuel H. Pilch, Group Vice President and Controller

Karen C. Gardner, Vice President-Tax

Eric A. Simonson, Senior Vice President and Chief Investment Officer

Joseph P. Rath, Assistant Vice President and Assistant General Counsel

Thomas W. Evans, Senior Vice President

Susan N. Roth, Chief Compliance Officer

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

A separate account of

Allstate Assurance Company

This report and the financial statements attached are submitted solely for the general information of contractowners of Allstate Assurance Company Separate Account B (“Separate Account”) and are not authorized for other use.

MESSAGE TO PARTICIPANTS IN

ALLSTATE ASSURANCE COMPANY

VARIABLE ANNUITY CONRACTS

This annual report of the Separate Account contains the financial statements and portfolio information of the Separate Account for the year ended December 31, 2007. Comparative figures that relate to the Separate Account’s activities during the year 2007 are provided below.

The accumulation value for the Separate Account increased 6.03% for the year 2007 from $16.76 at year-end 2006 to $17.77 on December 31, 2007. During this same period the S&P 500 index increased by a total return of 5.49%. Reflecting transfers to the fixed-dollar account, as well as withdrawals and retirements, the number of accumulation units outstanding on December 31, 2007 was 109,517 down from 120,312 at year-end 2006. As a result of withdrawals and changes in the accumulation unit value, total contract owners’ equity on December 31, 2007 was $2,348,877 compared to $2,503,950 on December 31, 2006.

The fourth quarter of 2007 ended with a rapid unwinding of a real estate boom that began earlier in the decade. Falling home prices, coupled with the expiration of “teaser” rates for many adjustable rate mortgages pushed loan defaults and foreclosures higher. This caused ripple effects through the financial system and the overall economy. Fourth quarter results showed modest losses on most major indices, with the S&P 500 losing 3.33% in the quarter. Large cap growth stocks outperformed large cap value stocks during 2007, which bodes well for the portfolio, as shown by its performance. We continue to believe your portfolio is positioned properly with leading companies in their respective sectors.

Thank you for your continued support.

/s/ David G. Fussell
David G. Fussell
Chairman, Board of Managers
Allstate Assurance Company
Separate Account B

Additional Information.

REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

Unum Group paid all expenses relative to the operation of the Separate Account including Board of Managers’ fees. Accordingly, no member of the Board of Managers (“Board”) receives any remuneration from the Separate Account. Each Board member, other than David G. Fussell, receives an annual retainer of $4,500.00 for serving on the Board. Mr. Fussell received no remuneration from the Company based on his membership on the Board.

PROXY VOTING POLICIES

A description of the Separate Account’s proxy voting policy and procedures is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view a description of the Separate Account’s proxy voting policy and procedures on the SEC’s (Securities and Exchange Commission) website, www.sec.gov.

Information regarding how the Separate Account voted proxies relating to portfolio securities during the most recent 12-month period ended is available via the methods noted above.

QUARTERLY FILING REQUIREMENTS

In November 2004, the Separate Account began filing its complete schedule of investments with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which when filed, is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view its complete schedule of investments on Form N-Q on the SEC’s (Securities and Exchange Commission) website, www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) includes additional information about members of the board of managers of the Registrant, and is available, without charge, upon request, toll-free at (800) 718-8824 for Contractowners who call to request the SAI.

BOARD APPROVAL OF ADVISORY AGREEMENT

On October 16, 2007, the Board of Managers of the Separate Account, including all of the members of the Board who are not interested persons (“Independent Managers”), as defined by the Investment Company Act of 1940, as amended (“1940 Act”), unanimously approved the investment advisory agreement (“New Agreement”) with Provident Investment Management, LLC (“Manager”).

In considering whether to approve the New Agreement, the Board, including the Independent Managers, did not identify any single factor as determinative. Material matters considered by the Board, including the Independent Managers, in connection with their approval of the New Agreement, included, among others, the following:

Unique Circumstances of the Separate Account. The Board considered the unique circumstances of the Separate Account, which serves as the sole investment vehicle for certain variable annuity contracts that the Company stopped issuing over 20 years ago. In this regard, the Board considered the fact that the Separate Account’s assets under management were very small, amounting to approximately $2.6 million as of September 30, 2007, and total advisory fees of less than $13,000 last year. The Board also considered the fact that the Separate Account has experienced net redemptions for the past five years and that its assets could reasonably be expected to continue to decline if this trend continues. In addition, the Board considered the fact that the annual amount of fees and charges deducted under the Contracts was fixed at 0.0048% of the current value of the Separate Account on each valuation day under the Contract, which has the effect of capping expenses of the Separate Account at approximately 1.20% of the daily value of the Separate Account. The Board also considered the fact that the Company intends to take steps as soon as practicable to wind down the operations of the Separate Account. The Board considered the difficulty of finding another investment adviser able or willing to provide advisory services under these circumstances.

The Effect of the Acquisition on the Company, the Manager, and the Separate Account. The Board received and considered information about the Acquisition and its effect on the Company and the Manager. Specifically, the Board considered the fact that the Company would no longer serve as an investment adviser following the Acquisition, but that the Manager, which currently provides the day-to-day management of the Separate Account, would continue to provide such services and assume the responsibilities of the Company as investment adviser. The Board also noted that approval of Proposal 1 is not expected to result in any change of the personnel providing such advisory services to the Separate Account, nor result in any change in the fees payable by the Separate Account for advisory services.

The Nature, Extent and Quality of the Services to Be Provided to the Separate Account under the New Agreement. The Board considered the nature, extent and quality of the services to be provided to the Separate Account by the Manager under the New Agreement and determined them to be satisfactory. The Board also considered representations of the Manager that the nature, extent and quality of the services to be provided to the Separate Account and the resources to be dedicated by them to the Separate Account would not change under the New Agreement, and would in fact be substantially similar to those provided under the pre-existing investment advisory agreement.

Investment Performance of the Separate Account. The Board also took into account information about the performance of the Separate Account, including information previously supplied that compared the performance of the Separate Account to the performance of its benchmark. Based on its review and in light of all other factors, the Board concluded that the Separate Account’s relative investment performance over time had been satisfactory.

The Costs of the Services to Be Provided and Profits to Be Realized by the Manager from its Relationship with the Separate Account. The Board considered the advisory fees that would be charged pursuant to the New Agreement, as well as the fee rates and amounts paid pursuant to the pre-existing investment advisory agreement, which were in effect in 2007. The Board noted that the fees to be paid to the Manager under the New Agreement are the same as those payable under the pre-existing investment advisory agreement. The Board considered fee information, including information regarding the profitability of the Manager pursuant to the pre-existing sub-advisory agreement, and determined that such information provided a reasonable basis upon which to approve the New Agreement. The Board concluded that the costs of the services to be provided and profits to be realized by the Manager from its relationship with the Separate Account were fair and reasonable.

Ancillary Benefits. The Board considered whether there were any ancillary benefits that the Manager would receive pursuant to the New Agreement and concluded that there were none.

Economies of Scale. The Board considered that there were no “breakpoints” (i.e., reductions in the percentage fee rate at set levels of net assets) with respect to the advisory fees paid under the New Agreement. The Board concluded that the fee rate under the New Agreement was reasonable given the Separate Account’s current low asset levels and provided a reasonable basis upon which to approve the terms of the New Agreement.

After reviewing each of the factors discussed above and related factors, the Board concluded, within the context of its overall conclusions regarding the New Agreement, that each of the factors discussed above supported the approval of the New Agreement.

Based on its evaluation of all of the material factors described above, the Board, including its Independent Managers, concluded both that it would be appropriate and desirable for the Manager, after the Acquisition, to provide advisory and sub-advisory services to the Separate Account pursuant to the New Agreement, and that the New Agreement would be in the best interest of the Separate Account and its Contract Owners. Accordingly, the Board unanimously approved the New Agreement and recommended its approval by persons having voting rights.

CONTRACT OWNER APPROVAL OF ADVISORY AGREEMENT

At a Special Meeting of Contract owners held on November 15, 2007, the New Agreement with Provident Investment Management, LLC was approved by a majority vote of the outstanding units of the Separate Account. The number of votes for, against, and abstained were 58,329.387, 16.167 and 529.498, respectively.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(1) Name, Address, and Age	(2) Position(s) Held with the Separate Account	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director
Henry E. Blaine (78) 403 Country Club View Drive Edwardsville, IL 62025	Member, Board of Managers	2007-2008 30 years of service	B&B Enterprises, Partner	1	None

H. Grant Law, Jr. (61) P.O. Box 1367 Chattanooga, TN 37401	Member, Board of Managers	2007-2008 16 years of service	Retired - President, Newton Chevrolet, Inc. & Newton Oldsmobile – GMC Trucks Mitsubishi, Inc.; Community Volunteer	1	None

The member of the Board of Managers listed below is an “interested person” of the Separate Account within the meaning of section 2(a)(19) of the Investment Company Act of 1940.

Name, Address, and Age	Position(s) Held with Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director
David G. Fussell* (60) 1 Fountain Square Chattanooga, TN 37402	Chairman Board of Managers	2007-2008 13 years of service	Senior Vice President of Unum Group, Chattanooga, Tennessee	1	None

*	Officer of PRIMCO (the investment sub-advisor of the Separate Account) and other subsidiaries within the Unum Group holding company system.

None of the members of the Board of Managers who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the 1940 Act owns beneficially or of record securities of the Company or any of its affiliates.

FINANCIAL STATEMENTS

Allstate Assurance Company Separate Account B

As of December 31, 2007 and

For the Years Ended December 31, 2007 and 2006,

and Report of Independent Registered Public Accounting Firm

Allstate Assurance Company Separate Account B

Audited Financial Statements

December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Contract Owners

Allstate Assurance Company Separate Account B,

And Board of Directors of Allstate Assurance Company

We have audited the accompanying statement of assets and liabilities of Allstate Assurance Company Separate Account B (the “Separate Account”), including the schedule of investments, as of December 31, 2007, and the related statement of operation, for the year then ended, the statement of changes in variable annuity contract owners’ equity for the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended prior to December 31, 2005 were audited by other auditors whose report dated February 9, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allstate Assurance Company Separate Account B as of December 31, 2007, and the results of its operations for the year then ended, the changes in its variable annuity contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deliotte & Touche LLP

Chicago, Illinois
March 21, 2008

STATEMENT OF ASSETS AND LIABILITIES

Allstate Assurance Company Separate Account B

December 31, 2007
ASSETS
Common stocks - at market value
(Cost: $ 1,168,060)	$2,365,218
Cash	6,024
Receivable from Allstate Assurance Company	93,348
Accrued dividends and interest	3,001

TOTAL ASSETS	$2,467,591

LIABILITIES AND CONTRACT OWNERS’ EQUITY
Amounts payable for terminations and variable annuity benefits	$24,038
Management fee and other amounts due Allstate Assurance Company	1,328

TOTAL LIABILITIES	25,366

Contract owners’ equity:
Deferred annuity contracts terminable by owners - (accumulation units outstanding: 109,517.328)	1,945,782
Annuity contracts in pay-out period - (annuitization units outstanding: 22,687.995)	403,095
Adjustment to net assets allocated to annuity contracts in payout period - (annuitization units outstanding: 5,254.043)	93,348

TOTAL CONTRACT OWNERS’ EQUITY	$2,442,225

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

Allstate Assurance Company Separate Account B

Year Ended December 31, 2007
INVESTMENT INCOME
Income:
Dividends	$41,670
Expenses - Note C:
Investment advisory services	12,549
Mortality and expense assurances	17,569

Total Expenses	30,118

NET INVESTMENT INCOME	11,552

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NOTE A
Net realized gain from investment transactions (excluding short-term securities):
Proceeds from sales	477,816
Cost of investments sold	236,626

Net realized gain	241,190

Net unrealized appreciation of investments:
At end of year	1,197,158
At beginning of year	1,298,963

Decrease in net unrealized appreciation of investments	(101,805)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	139,385

NET INCREASE IN CONTRACT OWNERS’ EQUITY FROM OPERATIONS	$150,937

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN VARIABLE ANNUITY CONTRACT OWNERS’ EQUITY

Allstate Assurance Company Separate Account B

	Year Ended December 31
	2007	2006
BALANCE AT BEGINNING OF PERIOD	$2,503,950	$2,951,319
FROM OPERATIONS:
Net investment income	11,552	9,495
Net realized gain on investments	241,190	187,617
Increase (decrease) in net unrealized appreciation of investments	(101,805)	37,029

Increase in contract owners’ equity from investment activities	150,937	234,141
FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS:
Terminations and death benefits (Units terminated):	(192,046)	(570,560)
2007 - 10,795.100;
2006 - 35,590.556
Variable annuity benefits paid (Number of units):	(113,964)	(110,950)
2007 - 6,428.522;
2006 - 6,989.938
Adjustment to net assets allocated to annuity contracts in payout period:	93,348	—

2007 - 5,254.043;
2006 - -
Decrease in contract owners’ equity from variable annuity contract transactions	(212,662)	(681,510)

NET DECREASE IN CONTRACT OWNERS’ EQUITY	(61,725)	(447,369)

BALANCE AT END OF PERIOD	$2,442,225	$2,503,950

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

Allstate Assurance Company Separate Account B

December 31, 2007

	Number of Shares	Market Value	% of Net Assets
COMMON STOCKS
CAPITAL GOODS
Emerson Electric Company	1,600	$90,656
General Electric Company	3,400	126,038
Textron, Inc.	1,800	128,340
Tyco Electronics, Ltd.	1,025	38,059
Tyco International, Ltd.	1,025	40,641

		423,734	17.3%
CONSUMER GOODS
Lowe’s Companies, Inc.	2,000	45,240
Masco Corporation	2,500	54,025
PepsiCo, Inc.	1,800	136,620

		235,885	9.7%
CONSUMER SERVICES
Comcast Corporation, Class A*	1,500	27,180
Wal-Mart Stores, Inc.	1,600	76,048

		103,228	4.2%
ENERGY
Dominion Resources, Inc.	2,500	118,625
Grant Prideco, Inc.*	2,100	116,571
Schlumberger, Ltd.	1,300	127,881
Weatherford International, Inc.*	1,500	102,900

		465,977	19.1%
FINANCIAL
American Express Company	2,600	135,252
Bank of America Corporation	2,000	82,520
Citigroup, Inc.	1,500	44,160
J.P. Morgan Chase and Co.	1,500	65,475

		327,407	13.4%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS - Continued

Allstate Assurance Company Separate Account B

December 31, 2007

	Number of Shares	Market Value	% of Net Assets
COMMON STOCKS - Continued
HEALTH CARE
Covidien, Ltd.	1,025	$45,397
Johnson & Johnson	1,600	106,720
Medtronic, Inc.	1,300	65,351

		217,468	8.9%
TECHNOLOGY - HARDWARE
Cisco Systems, Inc.*	5,500	148,885
Intel Corporation	3,400	90,644

		239,529	9.8%
TECHNOLOGY - SOFTWARE & SERVICES
Microsoft Corporation	3,200	113,920
Yahoo!, Inc.*	3,400	79,084

		193,004	7.9%
TELECOMMUNICATIONS
Corning, Inc.*	3,400	81,566
Motorola, Inc.	2,500	40,100
Vodafone Airtouch, PLC-ADR	1,000	37,320

		158,986	6.5%

TOTAL COMMON STOCK		2,365,218	96.8%

TOTAL INVESTMENTS		2,365,218	96.8%
CASH AND RECEIVABLES LESS LIABILITIES		77,007	3.2%

TOTAL CONTRACT OWNERS’ EQUITY		$2,442,225	100.0%

*	- Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Allstate Assurance Company Separate Account B

Selected data for an accumulation unit outstanding (including both deferred annuity contracts terminable by owners and annuity contracts in pay-out period) throughout each period excluding sales loads:

	Year Ended December 31
	2007	2006	2005	2004	2003
Investment income	$0.29	$0.25	$0.19	$0.23	$0.11
Expenses	0.21	0.19	0.18	0.18	0.14

Net investment income (loss)	0.08	0.06	0.01	0.05	(0.03)
Net realized and unrealized gain on investments	0.93	1.33	0.27	1.16	3.72

Net increase in contract owners’ equity	1.01	1.39	0.28	1.21	3.69
Net contract owners’ equity:
Beginning of year	16.76	15.37	15.09	13.88	10.19

End of year	$17.77	$16.76	$15.37	$15.09	$13.88

Total Return	6.03%	9.04%	1.86%	8.72%	36.21%
Ratio of expenses to average contract owners’ equity	1.21%	1.20%	1.20%	1.20%	1.21%
Ratio of net investment income (loss) to average contract owners’ equity	0.46%	0.37%	0.07%	0.38%	(0.25%)
Portfolio turnover	8%	2%	6%	5%	0%
Deferred annuity contracts terminable by owners-accumulation units outstanding at end of year	109,517	120,312	155,903	179,114	205,266

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Allstate Assurance Company Separate Account B

December 31, 2007

NOTE A—INVESTMENTS AND ACCOUNTING POLICIES

Allstate Assurance Company Separate Account B (“Separate Account B”) is a segregated investment account of Allstate Assurance Company (formerly Provident National Assurance Company) and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Certain administrative services of Separate Account B are provided by The Variable Annuity Life Insurance Company (“VALIC”) under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998 as well as accounting and other services. On February 1, 2001 UnumProvident Corporation sold the Provident National Assurance Company corporate shell, including the Separate Account B assets and liabilities, to Allstate Life Insurance Company. This transaction had no impact on the contract owners of Separate Account B.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common stocks are valued at published market quotations which represent the closing sales price for securities traded on a national stock exchange or the mean between the quoted bid and asked prices for those traded over-the-counter.

Net assets allocated to contracts in the payout period are computed according to the 1971 Individual Annuity Mortality Table or the 1983a Individual Annuitant Mortality Table. The assumed investment return is 3.5 percent. The mortality risk is fully borne by Allstate Assurance Company and may result in additional amounts being transferred into Separate Account B by Allstate Assurance Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company. These amounts are reported as an adjustment to contract owners’ equity.

Realized and unrealized gains and losses are credited to, or charged to, contract owners’ equity. The identified cost basis has been used in determining realized gains and losses on sales of investments. There were gross unrealized gains of $1,243,170 and gross unrealized losses of $46,012 at December 31, 2007. Security transactions are recorded on a trade date basis. Dividend income is recorded on an accrual basis as of the ex-dividend date.

A summary of the cost of investments purchased and proceeds from investments sold for the year ended December 31, 2007 is shown below.

Year Ended December 31, 2007
Cost of investments purchased	$199,902

Proceeds from investments sold	$477,816

The aggregate cost of investments for federal income tax purposes is the same as that presented in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS - Continued

Allstate Assurance Company Separate Account B

December 31, 2007

NOTE B—FEDERAL INCOME TAXES

Separate Account B intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of Separate Account B are included in the tax return of Allstate Life. Allstate Life is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No federal income taxes are allocable to Separate Account B, as it did not generate taxable income.

Separate Account B had no liability for unrecognized tax benefits at December 31, 2007 and there was no activity related to unrecognized tax benefits during the year. Separate Account B believes that it is reasonably possible that the liability balance will not significantly increase or decrease within the next 12 months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

NOTE C—EXPENSES

Deductions are made by Allstate Assurance Company at the end of each valuation period for investment advisory services and for mortality and expense assurances, which on an annual basis are .50% and .70%, respectively, of the net assets of Separate Account B.

ACCUMULATION UNIT VALUE TABLE

(Unaudited)

Allstate Assurance Company Separate Account B

End of Month	Accumulation Unit Value	End of Month	Accumulation Unit Value
1968	1.036279	March 2000	19.749348
1969	1.080379	June	19.048870
1970	1.030039	September	17.707495
1971	1.178612	December	16.659801
1972	1.403795	March 2001	14.835643
1973	1.126624	June	16.233254
1974	0.863269	September	13.226137
1975	1.022844	December	15.297123
1976	1.156853	March 2002	14.625826
1977	1.064425	June	12.053638
1978	1.094150	September	9.364676
1979	1.219189	December	10.188983
1980	1.555258	March 2003	9.728625
1981	1.473246	June	11.721042
1982	1.812441	September	12.329500
1983	2.132092	December	13.879698
1984	2.029912	March 2004	14.120048
1985	2.480050	June	14.422906
1986	2.743444	September	13.795096
1987	2.734169	December	15.094382
1988	3.087892	March 2005	14.304578
1989	3.812606	June	14.363421
1990	3.736441	September	14.795618
1991	5.036212	December	15.370699
1992	5.028547	March 2006	15.914824
1993	5.646864	June	15.781618
1994	5.410722	September	15.949882
1995	6.908158	December	16.756791
1996	8.435567	January 2007	16.979107
March 1997	8.468896	February	16.622739
June	10.238554	March	16.780022
September	11.146167	April	17.569327
December	11.384926	May	18.193417
March 1998	12.975484	June	17.955239
June	13.465013	July	17.507220
September	11.758633	August	17.909868
December	15.192155	September	18.522881
March 1999	15.889579	October	18.637226
June	17.218781	November	17.965791
September	15.844714	December	17.766886
December	19.180992

Initial contributions to Separate Account B were received on February 1, 1968, prior to which time the unit value was set at 1.000000

The above indicates the accumulation unit value on the last valuation day of each year from December 1968 through December 1996, on the last valuation day of each quarter from March 1997 through December 2006, and on the last valuation day of each month beginning January 2007. The results shown should not be considered as a representation of the results which may be realized in the future.

Item 2.	Code of Ethics.

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the Registrant’s Code of Ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics described in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers of the provisions of the Code of Ethics described in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert.

The Separate Account has assets of under $3 million. It has an audit committee, but does not have an audit committee financial expert. The Audit Committee of the Separate Account consists of independent directors that control 2/3 of the Board. The Committee receives quarterly reports on the transactions in the Separate Account. Because of the nature of the Separate Account’s business there are no sensitive accounting statements used in preparation of the financial statements of the Separate Account.

Item 4.	Principal Accountant Fees and Services.

All fees relating to audit services performed for the Separate Account are paid by Unum Group.

Audit Fees – The aggregate fees Deloitte & Touche LLP billed Unum Group for the audit of the financial statements of the Separate Account for 2007 and 2006 were $30,000.00 and $30,000.00.

Audit-Related Fees –The aggregate fees for audit-related services rendered by Deloitte & Touche LLP to the Separate Account, PRIMCO, or to the investment advisor or any entity controlling, controlled by or under common control with the investment advisor in 2007 and 2006 were $0.00 and $0.00.

Tax Fees – The aggregate fees related to tax compliance, tax advice and tax planning services to the Separate Account for fiscal years ended December 31, 2007 and December 31, 2006, were $0.00 and $0.00.

All Other Fees – The aggregate fees rendered by Deloitte & Touche LLP to the Separate Account, PRIMCO, or to the investment advisor or any entity controlling, controlled by or under common control with the investment advisor for such services to the Separate Account in 2007 and 2006 were $0.00 and $0.00.

Item 5.	Audit Committee of Listed Registrants.

The members of the Audit Committee are Henry E. Blaine and H. Grant Law, Jr. Each member of the Audit Committee is “independent” as determined under Rule 10A-3 of the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Managers.

Item 11.	Controls and Procedures.

(a) Within the 90-day period prior to the filing of this report, the Registrant’s management, including the person serving as both the Registrant’s Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures as defined in Investment Company Act Rule 30a-3(c). Based on that evaluation, the Chief Executive Officer/Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures were effective as of the date of this evaluation.

(b) No change in the Registrant’s internal control over financial reporting that materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting, occurred during the Registrant’s most recent second fiscal half-year.

Item 12.	Exhibits.

The following exhibits are attached to this Form N-CSR:

(1)	Code of Ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, attached hereto as Exhibit 10(a)(1).

(2)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. 270.30a-2(a)), attached hereto as Exhibit 31.

(3)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 C.F.R. 270.30a-2(b)), attached hereto as Exhibit 32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allstate Assurance Company

Separate Account B

By (Signature and Title):	/s/ David G. Fussell
David G. Fussell, Chairman, Board of Managers
Signing in the capacity of Chief Executive Officer and Chief Financial Officer

Date: March 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ David G. Fussell
David G. Fussell, Chairman, Board of Managers
Signing in the capacity of Chief Executive Officer and Chief Financial Officer

Date: March 25, 2008